FOR IMMEDIATE RELEASE, CONTACT: Michael H. Braun, CEO (954) 308-1322, Ronald A. Jordan, CFO (954) 308-1363, or Erick A. Fernandez, CAO (954) 308-1341 FedNat Holding Company FEDNAT HOLDING COMPANY ANNOUNCES CLOSING OF PRIVATE PLACEMENT OF $100 MILLION OF SENIOR NOTES Sunrise, Florida, March 5, 2019 - FedNat Holding Company (the “Company”) (NASDAQ: FNHC), an insurance holding company, announced today that it has completed its previously announced private offering of senior unsecured notes. The offering of $100 million of Senior Unsecured Notes due 2029 (the “Notes”), which settled on March 5, 2019, was purchased by institutional investors that are either qualified institutional buyers or institutional accredited investors pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will have a maturity date of 10 years from the issuance date and will bear interest at a fixed rate of 7.5% per year, payable semi-annually in arrears, subject to increases in the interest rate payable in the event of a downgrade in the credit rating assigned to the Notes. The Company is using a portion of the net proceeds to redeem the $45 million of the Company’s senior notes due 2022 and 2027, and intends to use the remaining net proceeds for the cash component of the consideration payable in connection with the previously announced purchase of interests in Maison Insurance Company, Maison Managers, Inc., and ClaimCor LLC, each a wholly-owned subsidiary of 1347 Property Insurance Holdings, Inc., (NASDAQ: PIH) (the “PIH Acquisition”), and general corporate purposes. See the Company’s Form 8-K filed on February 26, 2019 for further information regarding the PIH Acquisition transaction, which continues to be subject to the Company’s receipt of all required regulatory approvals and the satisfaction of the other closing conditions. Raymond James & Associates, Inc. acted as placement agent in connection with the offering of the Notes and Mayer Brown LLP acted as its legal counsel. Nelson Mullins Riley & Scarborough LLP acted as legal counsel to the Company. The offer and sale of the Notes have not been registered under the Securities Act, or any state securities laws, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws. This press release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which, or to any person to whom, such offer, solicitation or sale is unlawful. About the Company The Company is an insurance holding company that controls substantially all aspects of the insurance underwriting, distribution and claims processes through its subsidiaries and contractual relationships with independent agents and general agents. The Company, through its wholly owned subsidiaries, is authorized to underwrite, and/or place homeowners multi-peril, federal flood and other lines of insurance in Florida and other states. The Company markets, distributes and services its own and third-party insurers’ products and other services through a network of independent and general agents. Forward-Looking Statements / Safe Harbor Statements Certain statements made by FedNat Holding Company or on its behalf may contain “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward- looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-

forma,” “project,” “seek,” “should,” “target,” or “will” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements might also include, but are not limited to, one or more of the following:  Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;  Descriptions of plans or objectives of management for future operations, insurance products or services;  Forecasts of future insurable events, economic performance, liquidity, need for funding and income; and  Descriptions of assumptions or estimates underlying or relating to any of the foregoing. The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business and its ability to integrate the operations to be acquired; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.